UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	7/31
Date of reporting period:	7/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Inflation Adjusted
Securities Fund

ANNUAL REPORT July 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Renewal of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Inflation Adjusted
Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2010, through July 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although the reporting period began on an optimistic note with a renewed commitment by the Federal Reserve Board (the “Fed”) to avoid a return to recession, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, a persistent sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In fact, just days after the reporting period’s end, U.S. lawmakers enacted legislation to raise the nation’s debt ceiling and a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. Fixed-income securities proved volatile in this tumultuous environment, as the stalled economy caused higher yielding market sectors to give back many of the reporting period’s previous gains while U.S. government securities rallied.

The economic outlook currently is clouded by heightened market volatility and political in-fighting; however, we currently believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. Consequently, the Fed is likely to maintain aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

August 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2010, through July 31, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended July 31, 2011, Dreyfus Inflation Adjusted Securities Fund’s Institutional shares produced a total return of 10.95%, and the fund’s Investor shares returned 10.60%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Treasury Inflation Protected Securities Index (the “Index”), produced a total return of 11.79% for the same period.2

Treasury Inflation Protected Securities (“TIPS”) produced highly competitive returns during the reporting period, mainly due to inflation accruals stemming from improved economic conditions over the fall of 2010 and sharply higher energy prices during the first quarter of 2011. The fund produced lower returns than its benchmark, primarily as a result of shortfalls in our interest-rate strategies.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation.To pursue its goal, the fund normally invests at least 80% of its assets in inflation-indexed securities, which are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities.To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, including U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.The fund seeks to keep its average effective duration between two and 10 years, and the fund may invest in securities of any maturity without restriction.

Shifting Economic Sentiment Sparked Market Volatility

Investors’ outlooks began to improve from depressed levels early in the reporting period as the financial markets responded positively to

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

an announcement by the Federal Reserve Board (the “Fed”) that it would soon begin a massive quantitative easing program to stimulate greater U.S. economic growth.A more optimistic outlook was reinforced by subsequent improvements in employment, consumer spending and corporate earnings. These developments sent prices of U.S. government securities lower when investors anticipated higher interest rates, but TIPS generally held up better than nominal U.S. Treasury securities as investors anticipated a possible acceleration of inflation in a more robust economy.

Investors began to question the sustainability of the economic recovery in February 2011, when political unrest in the Middle East led to sharply rising energy prices, and again in March, when natural and nuclear disasters in Japan threatened to disrupt the industrial supply chain for global manufacturers.The spike in energy prices and renewed economic concerns proved beneficial to TIPS, as prices were boosted by inflation accruals and a“flight to quality” among newly risk-averse investors.While prices of nominal U.S. Treasuries subsequently moderated as investors’ concerns eased, energy prices for TIPS remained elevated.

In late April, economic sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Some of these worries came to a head just days after the reporting period’s end, when Congress raised the U.S. debt ceiling and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities. Consequently, the reporting period ended with a renewed flight to quality that sent nominal yields back toward historical lows. Real yields also declined, but not as sharply as nominal yields.

Interest-Rate Strategies Dampened Fund Performance

Although the fund participated to a substantial degree in the strong total returns produced by TIPS during the reporting period, our interest rate strategies prevented it from matching the benchmark’s returns. A relatively long average duration at the end of 2010 magnified market weakness at the time, and we emphasized intermediate-term TIPS at a time when short-term securities fared better. Later in the reporting period, a more defensive interest-rate posture prevented the fund from fully capturing the benefits of the rally among U.S.Treasury securities.

4

A More Defensive Investment Posture

We have adopted a more defensive investment posture in light of the developments now roiling the financial markets, and in anticipation of waning inflationary pressures. Because economic weakness may cause yield differences along the market’s maturity spectrum to narrow, we have established a mildly overweighted position among TIPS in the 10-year maturity range.

If the Fed responds to recent developments with measures that keep the U.S. economic recovery intact, we may adopt a more constructive investment posture. But until we see stronger evidence that the uncertainty confronting the U.S. and global economies is behind us, we intend to keep the fund’s composition and interest-rate positioning roughly in line with market averages.

August 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index), will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Treasury Inflation Protected Securities Index is a
sub-index of the U.S.Treasury component of the Barclays Capital U.S. Government Index.
Securities in the Barclays Capital U.S.Treasury Inflation Protected Securities Index are dollar-
denominated, non-convertible, publicly issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities
Fund Investor shares and Institutional shares and the Barclays Capital U.S. Treasury Inflation
Protected Securities Index
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Investor and Institutional shares of Dreyfus Inflation
Adjusted Securities Fund on 10/31/02 (inception date) to a $10,000 investment made in the Barclays Capital
U. S. Treasury Inflation Protected Securities Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a sub-
index of the U.S.Treasury component of the Barclays Capital U.S. Government Index. Securities in the Index are
dollar-denominated, non-convertible, publicly-issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/11

	Inception			From
	Date	1 Year	5 Years	Inception
Investor shares	10/31/02	10.60%	6.81%	6.09%
Institutional shares	10/31/02	10.95%	7.10%	6.37%
Barclays Capital
U.S. Treasury
Inflation Protected
Securities Index	10/31/02	11.79%	7.38%	6.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2011 to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2011

	Investor Shares	Institutional Shares
Expenses paid per $1,000†	$3.79	$2.08
Ending value (after expenses)	$1,091.80	$1,094.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2011

	Investor Shares	Institutional Shares
Expenses paid per $1,000†	$3.66	$2.01
Ending value (after expenses)	$1,021.17	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .73% for Investor Shares and .40% for Institutional
Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2011

	Principal
Bonds and Notes—99.6%	Amount ($)	Value ($)
U.S. Treasury Inflation Protected Securities:
0.13%, 4/15/16	28,593,107 [a]	29,873,106
0.50%, 4/15/15	234,570 [a]	248,498
0.63%, 4/15/13	5,980,513 [a,b]	6,181,423
0.63%, 7/15/21	10,511,946 [a]	10,764,065
1.13%, 1/15/21	21,539,257 [a,b]	23,223,691
1.25%, 7/15/20	6,687,187 [a]	7,331,350
1.38%, 7/15/18	3,352,698 [a,b]	3,745,594
1.38%, 1/15/20	7,653,022 [a]	8,486,482
1.63%, 1/15/18	8,363,322 [a]	9,446,631
1.75%, 1/15/28	4,675,048 [a]	5,249,205
1.88%, 7/15/13	32,739,824 [a]	34,901,176
2.00%, 1/15/14	5,755,414 [a]	6,246,874
2.00%, 7/15/14	1,882,981 [a]	2,072,015
2.00%, 1/15/16	11,667,731 [a]	13,201,851
2.00%, 1/15/26	13,428,704 [a]	15,597,225
2.13%, 2/15/40	7,850,177 [a]	9,254,621
2.13%, 2/15/41	4,369,339 [a]	5,158,551
2.38%, 1/15/25	5,158,721 [a]	6,268,248
2.38%, 1/15/27	2,800,813 [a]	3,409,116
2.50%, 7/15/16	6,630,729 [a]	7,739,307
2.50%, 1/15/29	7,292,483 [a]	9,056,353
2.63%, 7/15/17	8,002,413 [a]	9,534,747
3.63%, 4/15/28	11,371,924 [a,b]	15,918,033
3.88%, 4/15/29	6,308,152 [a,b]	9,208,426
Total Bonds and Notes
(cost $236,036,466)		252,116,588

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,133,000)	1,133,000 [c]	1,133,000

Total Investments (cost $237,169,466)	100.0%	253,249,588
Liabilities, Less Cash and Receivables	(.0%)	(80,576)
Net Assets	100.0%	253,169,012

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
b Security, or portion thereof, on loan.At July 31, 2011, the value of the fund’s securities on loan was $31,201,647 and the value of the collateral held by the fund was $32,052,148, consisting of U.S Government & Agency Securities.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	99.6	Money Market Investments	.4
			100.0
† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,201,647)—Note 1(b):
Unaffiliated issuers	236,036,466	252,116,588
Affiliated issuers	1,133,000	1,133,000
Receivable for investment securities sold		12,281,766
Receivable for shares of Common Stock subscribed		646,455
Dividends and interest receivable		464,197
Prepaid expenses		4,567
		266,646,573
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		82,038
Cash overdraft due to Custodian		499,374
Payable for investment securities purchased		12,648,938
Payable for shares of Common Stock redeemed		177,407
Accrued expenses		69,804
		13,477,561
Net Assets ($)		253,169,012
Composition of Net Assets ($):
Paid-in capital		234,325,529
Accumulated undistributed investment income—net		1,874,364
Accumulated net realized gain (loss) on investments		888,997
Accumulated net unrealized appreciation
(depreciation) on investments		16,080,122
Net Assets ($)		253,169,012

Net Asset Value Per Share
	Investor Shares	Institutional Shares
Net Assets ($)	46,476,443	206,692,569
Shares Outstanding	3,396,984	15,112,977
Net Asset Value Per Share ($)	13.68	13.68

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended July 31, 2011

Investment Income ($):
Income:
Interest	9,755,912
Income from securities lending—Note 1(b)	11,351
Dividends;
Affiliated issuers	1,640
Total Income	9,768,903
Expenses:
Management fee—Note 3(a)	585,505
Shareholder servicing costs—Note 3(b)	163,371
Auditing fees	47,880
Registration fees	46,575
Custodian fees—Note 3(b)	19,840
Directors’ fees and expenses—Note 3(c)	18,049
Prospectus and shareholders’ reports	16,470
Legal fees	4,788
Loan commitment fees—Note 2	1,924
Miscellaneous	17,443
Total Expenses	921,845
Less—reduction in fees due to earnings credits—Note 3(b)	(67)
Net Expenses	921,778
Investment Income—Net	8,847,125
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,414,887
Net unrealized appreciation (depreciation) on investments	10,813,042
Net Realized and Unrealized Gain (Loss) on Investments	13,227,929
Net Increase in Net Assets Resulting from Operations	22,075,054

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2011	2010
Operations ($):
Investment income—net	8,847,125	2,862,339
Net realized gain (loss) on investments	2,414,887	386,374
Net unrealized appreciation
(depreciation) on investments	10,813,042	5,314,427
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,075,054	8,563,140
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(1,501,489)	(807,812)
Institutional Shares	(6,170,802)	(1,354,777)
Net realized gain on investments:
Investor Shares	(98,397)	—
Institutional Shares	(321,249)	—
Total Dividends	(8,091,937)	(2,162,589)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	13,487,739	18,229,270
Institutional Shares	116,242,045	91,849,994
Dividends reinvested:
Investor Shares	1,530,780	773,951
Institutional Shares	1,864,926	369,361
Cost of shares redeemed:
Investor Shares	(14,232,560)	(19,606,339)
Institutional Shares	(28,417,119)	(14,440,863)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	90,475,811	77,175,374
Total Increase (Decrease) in Net Assets	104,458,928	83,575,925
Net Assets ($):
Beginning of Period	148,710,084	65,134,159
End of Period	253,169,012	148,710,084
Undistributed investment income—net	1,874,364	699,427

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2011	2010
Capital Share Transactions:
Investor Shares
Shares sold	1,035,465	1,462,065
Shares issued for dividends reinvested	116,118	61,395
Shares redeemed	(1,093,860)	(1,570,809)
Net Increase (Decrease) in Shares Outstanding	57,723	(47,349)
Institutional Shares
Shares sold	8,889,621	7,325,995
Shares issued for dividends reinvested	141,744	29,209
Shares redeemed	(2,172,894)	(1,153,413)
Net Increase (Decrease) in Shares Outstanding	6,858,471	6,201,791

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Investor Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.83	11.98	12.30	11.67	11.69
Investment Operations:
Investment income—net[a]	.51	.33	.08	.79	.21
Net realized and unrealized
gain (loss) on investments	.82	.76	(.14)	.48	.27
Total from Investment Operations	1.33	1.09	(.06)	1.27	.48
Distributions:
Dividends from investment income—net	(.45)	(.24)	(.16)	(.64)	(.50)
Dividends from net realized
gain on investments	(.03)	—	(.10)	—	—
Total Distributions	(.48)	(.24)	(.26)	(.64)	(.50)
Net asset value, end of period	13.68	12.83	11.98	12.30	11.67
Total Return (%)	10.60	9.23	(.54)	11.01	4.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.79	.87	1.04	2.10
Ratio of net expenses
to average net assets	.73	.71	.55	.55	.53
Ratio of net investment income
to average net assets	3.90	2.63	.73	6.39	1.83
Portfolio Turnover Rate	138.50	61.50	77.13	90.18	18.17
Net Assets, end of period ($ x 1,000)	46,476	42,846	40,557	26,830	2,538

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Institutional Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.83	11.97	12.30	11.66	11.68
Investment Operations:
Investment income—net[a]	.62	.37	.11	.84	.24
Net realized and unrealized
gain (loss) on investments	.76	.77	(.15)	.48	.26
Total from Investment Operations	1.38	1.14	(.04)	1.32	.50
Distributions:
Dividends from investment income—net	(.50)	(.28)	(.19)	(.68)	(.52)
Dividends from net realized
gain on investments	(.03)	—	(.10)	—	—
Total Distributions	(.53)	(.28)	(.29)	(.68)	(.52)
Net asset value, end of period	13.68	12.83	11.97	12.30	11.66
Total Return (%)	10.95	9.58	(.30)	11.29	4.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.44	.55	.77	1.83
Ratio of net expenses
to average net assets	.40	.42	.30	.30	.28
Ratio of net investment income
to average net assets	4.71	2.97	.98	6.68	2.08
Portfolio Turnover Rate	138.50	61.50	77.13	90.18	18.17
Net Assets, end of period ($ x 1,000)	206,693	105,864	24,577	13,740	2,693

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is to seek returns that exceed the rate of inflation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-

18

term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of July 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	1,133,000	—	—	1,133,000
U.S. Treasury	—	252,116,588	—	252,116,588

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”).The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at July 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclo-

20

sures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2011, The Bank of NewYork Mellon earned $6,112 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended July 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	7/31/2010 ($)	Purchases ($)	Sales ($)	7/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	276,000	71,040,000	70,183,000	1,133,000.4

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2011, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

At July 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,012,836, undistributed capital gains $473,491, and unrealized appreciation $15,357,156.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2011 and July 31, 2010 were as follows: ordinary income $7,929,131 and $2,162,589 and long-term capital gains $162,806 and $0, respectively.

During the period ended July 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for treasury inflation-protected securities, the fund increased accumulated undistributed investment income-net by $103 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2011, Investor Shares were charged $108,215 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2011, the fund was charged $14,345 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2011, the fund was charged $1,407 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $67.

24

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2011, the fund was charged $19,840 pursuant to the custody agreement.

During the period ended July 31, 2011, the fund was charged $7,880 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $62,151, shareholder services plan fees $9,643, custodian fees $5,257, chief compliance officer fees $2,756 and transfer agency per account fees $2,231.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2011, amounted to $360,686,204 and $268,988,732, respectively.

At July 31, 2011, the cost of investments for federal income tax purposes was $237,892,432; accordingly, accumulated net unrealized appreciation on investments was $15,357,156, consisting of $16,101,936 gross unrealized appreciation and $744,780 gross unrealized depreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 26, 2011

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary dividends paid during the fiscal year ended July 31, 2011 as qualifying “interest related dividends.”Also for state individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during the fiscal year ended July 31, 2011 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of January 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians.The Board also noted that the fund’s yield was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Expense Group median, the fund’s actual management fee was above the Expense Group median and below the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of

30

services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 168
———————
Clifford L. Alexander, Jr. (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 83
———————
Whitney I. Gerard (76)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (1992)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since JOSEPH M. CHIOFFI, Vice President and January 2010. Assistant Secretary since August 2005.

Chief Operating Officer and a director of the Senior Counsel of BNY Mellon, and an officer Manager since June 2009. From April 2003 to of 77 investment companies (comprised of 193 June 2009, Mr. Skapyak was the head of the portfolios) managed by the Manager. He is 49 Investment Accounting and Support years old and has been an employee of the Department of the Manager. He is an officer Manager since June 2000. of 76 investment companies (comprised of 168

     KATHLEEN DENICHOLAS, Vice President portfolios) managed by the Manager. He is 52 and Assistant Secretary since years old and has been an employee of the

January 2010.

Manager since February 1988.

Senior Counsel of BNY Mellon, and an officer

MICHAEL A. ROSENBERG, Vice President of 77 investment companies (comprised of 193 and Secretary since August 2005. portfolios) managed by the Manager. She is 36 Assistant General Counsel of BNY Mellon, years old and has been an employee of the and an officer of 77 investment companies Manager since February 2001.

(comprised of 193 portfolios) managed by the

JANETTE E. FARRAGHER, Vice President

Manager. He is 51 years old and has been an and Assistant Secretary since employee of the Manager since October 1991.

August 2005.

KIESHA ASTWOOD, Vice President and

Assistant General Counsel of BNY Mellon,

Assistant Secretary since January 2010. and an officer of 77 investment companies Counsel of BNY Mellon, and an officer of 77 (comprised of 193 portfolios) managed by the investment companies (comprised of 193 Manager. She is 48 years old and has been an portfolios) managed by the Manager. She is 38 employee of the Manager since February 1984. years old and has been an employee of the

JOHN B. HAMMALIAN, Vice President and

Manager since July 1995.

Assistant Secretary since August 2005.

JAMES BITETTO, Vice President and

Managing Counsel of BNY Mellon, and an

Assistant Secretary since August 2005. officer of 77 investment companies (comprised Senior Counsel of BNY Mellon and Secretary of 193 portfolios) managed by the Manager. of the Manager, and an officer of 77 He is 48 years old and has been an employee investment companies (comprised of 193 of the Manager since February 1991. portfolios) managed by the Manager. He is 45

     M. CRISTINA MEISER, Vice President and years old and has been an employee of the

Assistant Secretary since January 2010.

Manager since December 1996.

Senior Counsel of BNY Mellon, and an officer

JONI LACKS CHARATAN, Vice President of 77 investment companies (comprised of 193 and Assistant Secretary since portfolios) managed by the Manager. She is 41

August 2005. years old and has been an employee of the Senior Counsel of BNY Mellon, and an officer Manager since August 2001. of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

36

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	37

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
Intermediate
Term Income Fund

ANNUAL REPORT July 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Important Tax Information
52	Information About the Renewal of the Fund’s Management Agreement
57	Board Members Information
59	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Intermediate
Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2010, through July 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although the reporting period began on an optimistic note with a renewed commitment by the Federal Reserve Board (the “Fed”) to avoid a return to recession, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, a persistent sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In fact, just days after the reporting period’s end, U.S. lawmakers enacted legislation to raise the nation’s debt ceiling and a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. Fixed-income securities proved volatile in this tumultuous environment, as the stalled economy caused higher yielding market sectors to give back many of the reporting period’s previous gains while U.S. government securities rallied.

The economic outlook currently is clouded by heightened market volatility and political in-fighting; however, we currently believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. Consequently, the Fed is likely to maintain aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

August 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2010, through July 31, 2011, as provided by David Horsfall, David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2011, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 5.75%, Class B shares produced a total return of 5.14%, Class C shares returned 5.01% and Class I shares returned 6.09%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, achieved a total return of 4.44% for the same period.2

Bonds produced mixed results amid heightened volatility over the reporting period as investors responded first to signs of economic strength and later to evidence of renewed economic weakness. The fund produced higher returns than its benchmark, primarily due to its emphasis on higher yielding segments of the bond market.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent as determined by Dreyfus.These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities and foreign bonds.Typically, the fund can be expected to have an average effective maturity ranging from five to 10 years, and an average effective duration ranging between three and eight years. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade.

Shifting Economic Sentiment Sparked Market Volatility

Investors’ outlooks began to improve early in the reporting period as the financial markets responded positively to an announcement by the Federal Reserve Board (the “Fed”) that it would soon begin a massive quantitative easing program to stimulate greater economic growth. A

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

more optimistic outlook subsequently was reinforced by improvements in employment, consumer spending and corporate earnings. These developments supported corporate bonds into the first quarter of 2011, but they sent prices of U.S. government securities lower.

Investors began to question the sustainability of the economic recovery in February 2011, when political unrest in the Middle East led to sharply rising energy prices, and again in March, when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Nonetheless, investors proved resilient, and the more economically sensitive sectors of the bond market bounced back.

In late April, economic sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Some of these worries came to a head just days after the reporting period’s end, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities. Consequently, the reporting period ended in the midst of declines in higher yielding bonds, while Treasury securities rallied during a “flight to quality.”

Sector Allocation Strategy Buoyed Fund Performance

The fund’s relative performance was bolstered over much of the reporting period by overweighted exposure to higher yielding market sectors, including investment-grade and high yield corporate bonds, commercial mortgage-backed securities and residential mortgage-backed securities. Investment-grade bonds issued by financial services companies fared particularly well in the constructive climate early in the year.The fund’s holdings of high yield bonds also fared well at the time, including securities from energy companies engaged in deleveraging their balance sheets.The fund also benefited from its security selection strategy among residential mortgage-backed securities, where higher-coupon mortgages benefited from lower-than-expected prepayment rates.

Although our focus on higher yielding market sectors detracted from relative performance amid bouts of heightened volatility from late April through July 2011, it was not enough to erase positive results from earlier in the year. However, the fund’s interest rate strategies generally undermined results compared to the benchmark.A relatively long average duration at the end of 2010 magnified weakness in U.S. government securities at the time, and a more defensive interest-rate posture later in the reporting period prevented the fund from participating fully in the rally among U.S. government securities.

A More Defensive Investment Posture

We have adopted a more defensive investment posture in light of the developments now roiling the financial markets. If, as we currently expect, the U.S. economic recovery remains intact when the dust settles, we may return to an emphasis on higher yielding sectors of the bond market that have tended to do well during economic expansions. But until we see stronger evidence that the uncertainty confronting the U.S. and global economies is waning, we intend to keep the fund’s sector allocation, credit quality and interest-rate exposures roughly in line with its benchmark.

August 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Class A shares, Class B shares, Class C shares and Class I shares and the Barclays Capital

†	Source: Lipper Inc.
††	The total return figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to May 13, 2008 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Intermediate Term Income Fund on 7/31/01 to a $10,000 investment made in the Barclays Capital U.S.
Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of
purchase.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/11

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	0.98%	5.44%	4.82%
without sales charge	2/2/96	5.75%	6.41%	5.30%
Class B shares
with applicable redemption charge †	5/13/08	1.14%	5.65%†††	5.30%†††
without redemption	5/13/08	5.14%	5.96%†††	5.30%†††
Class C shares
with applicable redemption charge ††	5/13/08	4.01%	5.88%†††	5.04%†††
without redemption	5/13/08	5.01%	5.88%†††	5.04%†††
Class I shares	5/31/01	6.09%	6.71%	5.58%
Barclays Capital
U.S. Aggregate Bond Index		4.44%	6.57%	5.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††† The total return performance figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 13, 2008 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2011 to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.61	$ 6.78	$ 7.98	$ 2.89
Ending value (after expenses)	$1,041.10	$1,039.30	$1,037.70	$1,041.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.56	$ 6.71	$ 7.90	$ 2.86
Ending value (after expenses)	$1,020.28	$1,018.15	$1,016.96	$1,021.97

Expenses are equal to the fund's annualized expense ratio of .91% for Class A, 1.34% for Class B, 1.58% for Class
C and .57% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—109.6%	Rate (%)	Date	Amount ($)[d]		Value ($)
Aerospace & Defense—.2%
Meccanica Holdings USA,
Gtd. Notes	6.25	7/15/19	2,530,000	[a]	2,654,430
Agriculture—.3%
Altria Group,
Gtd. Notes	10.20	2/6/39	2,125,000		3,185,605
Asset-Backed Ctfs./
Auto Receivables—3.5%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	3,975,000	[a]	4,159,987
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C	3.34	4/8/16	1,855,000		1,902,013
Americredit Automobile Receivables
Trust, Ser. 2011-3, Cl. D	4.04	7/10/17	5,275,000		5,317,910
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	1,395,000		1,476,133
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. B	5.35	9/9/13	65,116		65,566
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. C	5.43	2/10/14	70,000		70,896
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. E	6.96	3/8/16	6,504,306	[a]	6,597,013
Capital Auto Receivables Asset
Trust, Ser. 2007-1, Cl. D	6.57	9/16/13	1,708,000	[a]	1,761,480
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	980,000		1,032,061
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. C	2.00	1/8/14	5,820,000		5,839,013
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	2,970,000	[a]	3,040,619
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	1,245,557	[a]	1,236,705
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	1,402,000		1,407,453
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	3,660,000	[a]	3,707,146
Smart Trust,
Ser. 2011-1USA, Cl. A3B	1.04	10/14/14	4,010,000	[a,b]	4,018,047
					41,632,042

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Asset-Backed Ctfs./Credit Cards—1.0%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	2.94	8/15/18	11,075,000	[a,b]	11,664,579
Asset-Backed Ctfs./
Home Equity Loans—1.0%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.64	1/25/34	601,245	[b]	610,107
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	3,111,898	[b]	2,976,882
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.51	10/25/35	1,719,019	[b]	1,519,410
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	971,279	[b]	976,848
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.62	5/25/35	251,303	[b]	250,851
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	11/25/34	3,063,195	[b]	3,061,704
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.59	3/25/35	724,750	[b]	709,940
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.64	7/25/35	103,149	[b]	102,798
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.24	10/25/36	377,879	[b]	370,967
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.32	1/25/36	52,938	[b]	52,740
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.45	11/25/35	842,555	[b]	831,939
					11,464,186
Asset-Backed Ctfs./
Manufactured Housing—.1%
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	9,411		9,464
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	1,595,798		1,671,029
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6	6.75	3/7/29	80,000	[b]	80,215
					1,760,708
Banks—3.9%
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	6,225,000		6,603,163

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Banks (continued)
Discover Bank,
Sub. Notes	7.00	4/15/20	1,750,000		1,978,743
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,055,000		2,333,044
Lloyds TSB Bank,
Bank Gtd. Notes	4.88	1/21/16	3,250,000		3,359,444
Lloyds TSB Bank,
Bank Gtd. Notes	6.38	1/21/21	1,040,000		1,098,732
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	475,000	[b]	478,312
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	1,680,000		1,771,605
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	5,050,000		5,424,952
Morgan Stanley,
Sr. Unscd. Notes	5.75	8/31/12	1,180,000		1,239,210
NB Capital Trust IV,
Gtd. Cap. Secs	8.25	4/15/27	1,290,000		1,330,313
Societe Generale,
Sr. Unscd. Notes	1.30	4/11/14	2,090,000	[a,b]	2,048,110
USB Capital IX,
Gtd. Notes	3.50	10/29/49	7,090,000	[b]	5,804,796
Wells Fargo Capital XIII,
Gtd. Cap. Secs	7.70	12/29/49	11,615,000	[b]	12,036,044
					45,506,468
Building Materials—.3%
Holcim US Finance Sarl & Cie,
Gtd. Notes	6.00	12/30/19	2,760,000	[a]	3,031,233
Chemicals—.0%
Dow Chemical,
Sr. Unscd. Notes	2.50	2/15/16	190,000		192,134
Commercial & Professional
Services—.0%
Ceridian,
Gtd. Notes	11.25	11/15/15	185,000	[b]	188,700
Commercial Mortgage
Pass-Through Ctfs.—3.0%
Bear Stearns Commercial
Mortgage Securities,
Ser. 2006-PW13, Cl. A3	5.52	9/11/41	35,000		36,259

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	172,096		172,025
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	2,548,409	[b]	2,623,545
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	1.84	3/6/20	1,630,000	[a,b]	1,612,621
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	2.67	3/6/20	610,000	[a,b]	604,143
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.84	3/6/20	5,680,000	[a,b]	5,616,819
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. G	3.02	3/6/20	3,110,000	[a,b]	3,076,966
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. H	3.58	3/6/20	25,000	[a,b]	24,828
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	5.33	3/6/20	2,380,000	[a,b]	2,373,959
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. L	6.42	3/6/20	6,725,000	[a,b]	6,697,933
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.69	12/5/27	5,455,000	[a,b]	6,288,877
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	857,355	[b]	856,967
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.22	11/12/37	4,035,000	[b]	4,428,004
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	100,000		104,695
Morgan Stanley Dean Witter Capital I,
Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	7,801		7,798
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	5.98	8/15/39	495,000	[b]	539,701
					35,065,140
Diversified Financial Services—5.3%
American Express,
Sr. Unscd. Notes	7.25	5/20/14	2,000,000		2,306,356
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	3,441,000	[b]	3,638,858
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	7,540,000		9,497,595

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Diversified Financial
Services (continued)
Capital One Capital VI,
Gtd. Cap. Secs.	8.88	5/15/40	2,240,000		2,356,207
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	5,402,000		7,106,677
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	2,535,000	[a]	2,997,840
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	3,135,000		3,598,447
FUEL Trust,
Scd. Notes	4.21	4/15/16	3,065,000	[a]	3,119,011
General Electric Capital,
Sr. Unscd. Notes	0.88	4/7/14	4,535,000	[b]	4,511,413
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	5,980,000	[a]	6,588,321
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	1,110,000	[a]	1,224,427
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	1,390,000	[a]	1,696,209
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	1,300,000	[a,c]	1,360,012
International Lease Finance,
Sr. Unscd. Notes	8.25	12/15/20	2,875,000		3,205,625
Invesco,
Gtd. Notes	5.38	2/27/13	380,000		403,176
Invesco,
Gtd. Notes	5.38	12/15/14	25,000		27,595
Invesco,
Gtd. Notes	5.63	4/17/12	5,310,000		5,497,831
MBNA Capital A,
Gtd. Cap. Secs., Ser. A	8.28	12/1/26	2,285,000		2,350,694
MBNA,
Sr. Unscd. Notes	6.13	3/1/13	185,000		196,228
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	1,025,000		1,049,423
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	50,000		55,294
Nisource Capital Markets,
Sr. Unscd. Notes	7.86	3/27/17	105,000		124,591
					62,911,830

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[d]	Value ($)
Electric Utilities—.7%
Cleveland Electric Illuminating,
Sr. Unscd. Notes		5.70	4/1/17	910,000	1,013,787
Commonwealth Edison,
First Mortgage Bonds		6.15	9/15/17	60,000	70,807
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D		5.30	12/1/16	675,000	781,732
Duke Energy Carolinas,
Sr. Unscd. Notes		5.63	11/30/12	50,000	53,153
Exelon Generation,
Sr. Unscd. Notes		5.20	10/1/19	2,200,000	2,357,150
Nevada Power,
Mortgage Notes, Ser. R		6.75	7/1/37	395,000	485,353
NiSource Finance,
Gtd. Notes		5.25	9/15/17	650,000	725,917
NiSource Finance,
Gtd. Notes		6.40	3/15/18	1,530,000	1,767,690
Sierra Pacific Power,
Mortgage Notes, Ser. P		6.75	7/1/37	550,000	667,681
					7,923,270
Environmental Control—.5%
Waste Management,
Sr. Unscd. Notes		7.00	7/15/28	2,395,000	2,879,087
Waste Management,
Gtd. Notes		7.75	5/15/32	2,000,000	2,584,920
					5,464,007
Food & Beverages—.3%
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	2,750,000	3,334,972
Foreign/Governmental—2.2%
Chilean Government,
Sr. Unscd. Notes	CLP	5.50	8/5/20	3,232,500,000	7,321,044
Corp Andina De Formento,
Sr. Unscd. Notes		3.75	1/15/16	3,255,000	3,346,566
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	2,795,000	3,136,689
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	1,500,000	1,848,656
Republic of Philippines,
Sr. Unscd. Bonds	PHP	6.25	1/14/36	170,000,000	3,891,774

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[d]		Value ($)
Foreign/Governmental (continued)
Russian Government,
Sr. Unscd. Bonds	RUB	7.85	3/10/18	160,000,000	[a]	6,108,936
						25,653,665
Media—2.2%
Comcast,
Gtd. Bonds		6.40	5/15/38	2,775,000		3,075,857
Cox Communications,
Sr. Unscd. Notes		6.25	6/1/18	3,535,000	[a]	4,153,961
DirecTV Holdings,
Gtd. Notes		6.00	8/15/40	205,000		215,416
NBC Universal Media,
Sr. Unscd. Notes		5.15	4/30/20	3,170,000	[a]	3,454,080
News America,
Gtd. Notes		6.65	11/15/37	2,830,000		2,977,853
News America,
Gtd. Notes		6.90	8/15/39	2,640,000		2,857,444
Pearson Dollar Finance Two,
Gtd. Notes		6.25	5/6/18	2,990,000	[a]	3,392,687
Reed Elsevier Capital,
Gtd. Notes		4.63	6/15/12	1,068,000		1,100,069
Time Warner Cable,
Gtd. Notes		6.75	7/1/18	1,000,000		1,192,660
Time Warner,
Gtd. Debs.		6.10	7/15/40	1,045,000		1,111,293
Time Warner,
Gtd. Debs.		6.20	3/15/40	1,798,000		1,931,460
						25,462,780
Mining—.4%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	2,885,000		3,155,437
Teck Resources,
Sr. Scd. Notes		10.25	5/15/16	1,616,000		1,941,084
						5,096,521
Municipal Bonds—1.2%
California,
GO (Build America Bonds)		7.30	10/1/39	3,095,000		3,680,853
California,
GO (Build America Bonds)		7.55	4/1/39	3,180,000		3,911,114

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Municipal Bonds (continued)
Illinois,
GO	4.42	1/1/15	3,430,000		3,572,139
New York City,
GO (Build America Bonds)	5.99	12/1/36	3,200,000		3,561,088
					14,725,194
Office And Business
Equipment—.3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	792,000		821,451
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	1,075,000		1,156,371
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	1,145,000		1,347,475
					3,325,297
Oil & Gas—2.0%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	4,765,000		5,624,439
EQT,
Sr. Unscd. Notes	8.13	6/1/19	2,955,000		3,693,014
Hess,
Sr. Unscd. Notes	5.60	2/15/41	1,500,000		1,541,307
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	2,865,000		3,136,628
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	1,490,000		1,594,458
Petrobras International Finance,
Gtd. Notes	6.75	1/27/41	1,255,000		1,413,887
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	1,040,000		1,246,144
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	2,720,000		3,230,452
Valero Energy,
Gtd. Notes	6.13	2/1/20	2,100,000	[c]	2,401,146
					23,881,475
Paper & Paper Related—.2%
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	2,035,000	[a]	2,317,250
Pipelines—1.7%
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	1,725,000		1,927,380

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]	Value ($)
Pipelines (continued)
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	370,000	430,344
El Paso,
Sr. Unscd. Notes	7.75	1/15/32	3,155,000	3,763,082
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	20,000	23,126
Enterprise Products Operating,
Gtd. Notes	5.95	2/1/41	4,395,000	4,647,392
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	2,955,000	3,290,582
Plains All American Pipeline,
Gtd. Notes	5.00	2/1/21	2,550,000	2,721,133
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	3,089,000	3,431,657
				20,234,696
Property & Casualty
Insurance—2.6%
American International Group,
Sr. Unscd. Notes	3.65	1/15/14	890,000	916,730
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	3,340,000	3,670,874
AON,
Sr. Unscd. Notes	3.50	9/30/15	2,160,000	2,258,425
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	1,234,000	1,232,794
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	2,101,000	2,307,677
Hanover Insurance Group,
Sr. Unscd. Notes	7.63	10/15/25	1,745,000	1,874,526
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	1,685,000 [a]	1,693,425
Lincoln National,
Sr. Unscd. Notes	6.25	2/15/20	2,905,000	3,313,138
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	2,600,000	3,376,649
Willis North America,
Gtd. Notes	6.20	3/28/17	3,665,000	4,070,466
Willis North America,
Gtd. Notes	7.00	9/29/19	4,790,000	5,432,487
				30,147,191

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Real Estate—2.2%
Boston Properties,
Sr. Unscd. Notes	6.25	1/15/13	35,000		37,518
Developers Diversified Realty,
Sr. Unscd. Notes	4.75	4/15/18	2,865,000		2,909,373
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	545,000		623,877
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	2,565,000		3,178,458
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	1,220,000		1,384,306
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	1,525,000		1,641,592
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000		613,117
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.20	1/15/17	145,000		165,636
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	3,000,000		3,204,222
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	145,000		157,239
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	2,145,000		2,183,747
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	690,000		770,733
Regency Centers,
Gtd. Notes	5.25	8/1/15	1,777,000		1,957,815
Regency Centers,
Gtd. Notes	5.88	6/15/17	210,000		237,268
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	2,337,000		2,757,978
WEA Finance,
Gtd. Notes	7.13	4/15/18	4,015,000	[a]	4,751,419
					26,574,298
Residential Mortgage
Pass-Through Ctfs.—.9%
Banc of America Mortgage
Securities, Ser. 2005-2,
Cl. 2A1	5.00	3/25/20	1,787,778		1,791,418
Fosse Master Issuer,
Ser. 2011-1A, Cl. A2	1.65	10/18/54	5,775,000	[a,b]	5,787,087

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Residential Mortgage
Pass-Through Ctfs. (continued)
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	0.94	2/25/36	1,918,481	[b]	1,426,689
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	1.69	2/25/36	1,551,561	[b]	1,101,838
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	1,202	[a,b]	972
Residential Funding Mortgage
Securities I, Ser. 2004-S3, Cl. M1	4.75	3/25/19	586,689		535,349
					10,643,353
Retail—1.5%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	3,040,000		3,423,049
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	6,794,305	[a]	8,491,488
Home Depot,
Sr. Unscd. Notes	5.95	4/1/41	2,065,000		2,250,646
Staples,
Gtd. Notes	9.75	1/15/14	2,575,000		3,065,164
					17,230,347
Steel—.3%
Arcelormittal,
Sr. Unscd. Notes	5.25	8/5/20	3,250,000	[c]	3,315,887
Telecommunications—1.5%
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	3,065,000	[a]	3,367,669
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	5.55	2/1/14	2,800,000		3,093,695
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	6,005,000	[a]	6,155,125
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	3,775,000		3,841,342
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	1,400,000		1,781,933
					18,239,764
U.S. Government Agencies—.0%
Small Business Administration
Participation Ctfs., Gov’t
Gtd. Debs., Ser. 97-J	6.55	10/1/17	160,206		174,202

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)[d]	Value ($)
U.S. Government Agencies/
Mortgage-Backed—33.2%
Federal Home Loan Mortgage Corp.:
4.00%	56,005,000 [e,f]	56,897,580
5.00%, 10/1/18—9/1/40	1,724,065 [f]	1,847,710
5.50%, 11/1/22—9/1/40	18,302,311 [f]	19,914,109
6.00%, 7/1/17—12/1/37	9,994,659 [f]	11,060,998
6.50%, 3/1/14—3/1/32	369,383 [f]	420,408
7.00%, 3/1/12	460 [f]	467
7.50%, 12/1/25—1/1/31	27,828 [f]	32,473
8.00%, 10/1/19—1/1/28	10,812 [f]	12,680
8.50%, 7/1/30	785 [f]	946
Multiclass Mortgage Participation Ctfs.,
Ser. 51, Cl. E, 10.00%, 7/15/20	123,206 [f]	123,600
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32	1,656,211 [f]	1,720,556
Federal National Mortgage Association:
4.00%	12,885,000 [e,f]	13,090,355
5.00%	74,160,000 [e,f]	79,188,731
5.50%	115,835,000 [e,f]	125,468,508
6.00%	26,300,000 [e,f]	28,924,869
5.00%, 5/1/18—9/1/40	8,019,892 [f]	8,641,484
5.50%, 8/1/22—8/1/40	23,738,153 [f]	25,866,438
6.00%, 1/1/19—4/1/38	11,039,889 [f]	12,212,811
6.50%, 3/1/26—10/1/32	145,615 [f]	165,548
7.00%, 9/1/14—7/1/32	52,024 [f]	58,688
7.50%, 3/1/12—3/1/31	15,555 [f]	17,586
8.00%, 5/1/13—3/1/31	25,037 [f]	28,703
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34	3,780,093 [f]	3,890,202
Pass-Through Ctfs., Ser. 1988-16,
Cl. B, 9.50%, 6/25/18	71,011 [f]	81,285
Government National Mortgage Association I:
5.50%, 4/15/33	2,455,155	2,732,683
6.00%, 1/15/29	27,701	31,208
6.50%, 4/15/28—9/15/32	55,793	64,006
7.00%, 12/15/26—9/15/31	17,118	20,010
7.50%, 12/15/26—11/15/30	5,753	6,761
8.00%, 1/15/30—10/15/30	16,815	19,751
8.50%, 4/15/25	4,452	5,336
9.00%, 10/15/27	9,722	11,826
9.50%, 2/15/25	3,065	3,636
9.50%, 11/15/17	88,986	96,058

	Principal
Bonds and Notes (continued)	Amount ($)[d]	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association II:
6.50%, 2/20/31—7/20/31	126,343	144,325
7.00%, 11/20/29	416	486
		392,802,821
U.S. Government Securities—37.1%
U.S. Treasury Bonds:
3.88%, 8/15/40	37,185,000	35,552,355
4.25%, 5/15/39	3,000	3,069
4.63%, 2/15/40	7,295,000	7,927,615
5.25%, 11/15/28	5,420,000	6,504,845
6.13%, 11/15/27	2,180,000	2,861,590
U.S. Treasury Notes:
1.00%, 9/30/11	91,330,000	91,465,625
1.38%, 9/15/12	11,915,000 [c]	12,060,220
2.13%, 5/31/15	143,935,000	150,805,881
2.38%, 7/31/17	34,255,000	35,502,087
2.63%, 8/15/20	53,040,000	52,882,524
3.63%, 5/15/13	41,015,000	43,421,432
		438,987,243
Total Bonds and Notes
(cost $1,254,316,416)		1,294,791,288

	Face Amount
	Covered by
Options Purchased—.0%	Contracts ($)	Value ($)
Call Options:
Japanese Yen,
August 2011 @ $90	12,500,000 [g]	0
Japanese Yen,
August 2011 @ $90	12,395,000 [g]	0
Total Options
(cost $632,680)		0

	Principal
Short-Term Investments—14.5%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.01%, 8/11/11	170,000,000	169,987,930
0.01%, 11/17/11	805,000	804,799
Total Short-Term Investments
(cost $170,805,272)		170,792,729

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,872,000)	9,872,000 [h]	9,872,000

Investment of Cash Collateral
for Securities Loaned—.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,461,700)	5,461,700 [h]	5,461,700

Total Investments (cost $1,441,088,068)	125.4%	1,480,917,717
Liabilities, Less Cash and Receivables	(25.4%)	(299,775,572)
Net Assets	100.0%	1,181,142,145

GO—General Obligation
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2011, these securities were valued at $136,875,414 or 11.6% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At July 31, 2011, the value of the fund’s securities on loan was $17,338,919 and the value of the collateral held by the fund was $17,831,746, consisting of cash collateral of $5,461,700 and
US Government and agency securities valued at $12,370,046.
d Principal amount stated in U.S. Dollars unless otherwise noted.
CLP—Chilean Peso
PHP—Philipines Peso
RUB—Russian Ruble
e Purchased on a forward commitment basis.
f The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
g Non-income producing security.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	70.3	Foreign/Governmental	2.2
Corporate Bonds	26.4	Municipal Bonds	1.2
Short-Term/		Options Purchased	.0
Money Market Investments	15.8
Asset/Mortgage-Backed	9.5		125.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,338,919)—Note 1(c):
Unaffiliated issuers		1,425,754,368 1,465,584,017
Affiliated issuers			15,333,700	15,333,700
Cash				42,688
Receivable for investment securities sold				32,793,740
Dividends and interest receivable				9,094,591
Receivable for shares of Common Stock subscribed				1,161,463
			1,524,010,199
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				832,251
Payable for investment securities purchased				334,308,329
Liability for securities on loan—Note 1(c)				5,461,700
Payable for shares of Common Stock redeemed				1,704,875
Unrealized depreciation on swap contracts—Note 4				86,026
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				66,722
Accrued expenses				408,151
				342,868,054
Net Assets ($)			1,181,142,145
Composition of Net Assets ($):
Paid-in capital			1,194,789,437
Accumulated undistributed investment income—net				1,644,642
Accumulated net realized gain (loss) on investments				(54,976,102)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions, swap transactions and
foreign currency transactions				39,684,168
Net Assets ($)			1,181,142,145

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	1,110,179,169	3,877,113	41,001,029	26,084,834
Shares Outstanding	82,597,059	288,517	3,050,742	1,941,317
Net Asset Value Per Share ($)	13.44	13.44	13.44	13.44

See notes to financial statements.

The Fund	23

STATEMENT OF OPERATIONS
Year Ended July 31, 2011

Investment Income ($):
Income:
Interest	47,745,019
Dividends;
Affiliated issuers	35,855
Income from securities lending—Note 1(c)	21,827
Total Income	47,802,701
Expenses:
Management fee—Note 3(a)	5,353,661
Shareholder servicing costs—Note 3(c)	4,598,122
Distribution fees—Note 3(b)	354,928
Custodian fees—Note 3(c)	99,196
Professional fees	69,890
Registration fees	64,777
Directors’ fees and expenses—Note 3(d)	39,663
Prospectus and shareholders’ reports	33,576
Loan commitment fees—Note 2	32,418
Miscellaneous	91,812
Total Expenses	10,738,043
Less—reduction in fees due to earnings credits—Note 3(c)	(2,442)
Net Expenses	10,735,601
Investment Income—Net	37,067,100
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	47,119,717
Net realized gain (loss) on options transactions	115,426
Net realized gain (loss) on financial futures	1,327,298
Net realized gain (loss) on swap transactions	450,852
Net realized gain (loss) on forward foreign currency exchange contracts	(244,455)
Net Realized Gain (Loss)	48,768,838
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(19,369,416)
Net unrealized appreciation (depreciation) on options transactions	(1,218,523)
Net unrealized appreciation (depreciation) on financial futures	(435,742)
Net unrealized appreciation (depreciation) on swap transactions	1,444,705
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	(353,609)
Net Unrealized Appreciation (Depreciation)	(19,932,585)
Net Realized and Unrealized Gain (Loss) on Investments	28,836,253
Net Increase in Net Assets Resulting from Operations	65,903,353

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2011	2010
Operations ($):
Investment income—net	37,067,100	51,929,878
Net realized gain (loss) on investments	48,768,838	30,339,546
Net unrealized appreciation
(depreciation) on investments	(19,932,585)	83,374,503
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,903,353	165,643,927
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(38,020,867)	(48,695,693)
Class B Shares	(169,015)	(550,219)
Class C Shares	(1,176,973)	(1,744,113)
Class I Shares	(1,002,567)	(1,279,118)
Total Dividends	(40,369,422)	(52,269,143)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	174,417,803	168,794,214
Class B Shares	343,380	730,529
Class C Shares	5,222,500	10,637,849
Class I Shares	9,951,572	15,882,924
Dividends reinvested:
Class A Shares	33,883,733	43,694,500
Class B Shares	124,344	382,750
Class C Shares	809,002	1,335,614
Class I Shares	481,274	552,023
Cost of shares redeemed:
Class A Shares	(298,701,117)	(266,471,594)
Class B Shares	(7,709,626)	(10,363,205)
Class C Shares	(13,856,218)	(18,857,966)
Class I Shares	(14,752,972)	(16,913,930)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(109,786,325)	(70,596,292)
Total Increase (Decrease) in Net Assets	(84,252,394)	42,778,492
Net Assets ($):
Beginning of Period	1,265,394,539	1,222,616,047
End of Period	1,181,142,145	1,265,394,539
Undistributed investment income—net	1,644,642	1,473,891

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	13,145,002	13,393,151
Shares issued for dividends reinvested	2,556,597	3,460,021
Shares redeemed	(22,593,723)	(21,166,038)
Net Increase (Decrease) in Shares Outstanding	(6,892,124)	(4,312,866)
Class Ba
Shares sold	25,999	58,494
Shares issued for dividends reinvested	9,389	30,494
Shares redeemed	(583,210)	(828,055)
Net Increase (Decrease) in Shares Outstanding	(547,822)	(739,067)
Class C
Shares sold	394,848	845,451
Shares issued for dividends reinvested	61,054	105,914
Shares redeemed	(1,048,953)	(1,490,834)
Net Increase (Decrease) in Shares Outstanding	(593,051)	(539,469)
Class I
Shares sold	755,036	1,265,003
Shares issued for dividends reinvested	36,312	43,810
Shares redeemed	(1,115,673)	(1,345,229)
Net Increase (Decrease) in Shares Outstanding	(324,325)	(36,416)

a During the period ended July 31, 2011, 139,312 Class B shares representing $1,842,064, were automatically converted to 139,280 Class A shares and during the period ended July 31, 2010, 329,609 Class B shares representing $4,109,406, were automatically converted to 329,547 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended July 31,
Class A Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	13.15	12.00	12.02	12.40	12.35
Investment Operations:
Investment income—net[b]	.41	.53	.56	.55	.61
Net realized and unrealized
gain (loss) on investments	.33	1.15	(.02)	(.32)	.08
Total from Investment Operations	.74	1.68	.54	.23	.69
Distributions:
Dividends from
investment income—net	(.45)	(.53)	(.56)	(.60)	(.64)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.45)	(.53)	(.56)	(.61)	(.64)
Net asset value, end of period	13.44	13.15	12.00	12.02	12.40
Total Return (%)	5.75[c]	14.29[c]	4.90[c]	1.76[c]	5.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88	.89	.92	.87	.92
Ratio of net expenses
to average net assets	.88	.88	.82	.80	.80
Ratio of net investment income
to average net assets	3.14	4.21	4.93	4.53	4.85
Portfolio Turnover Rate[d]	371.17	237.07	343.03	385.86	492.35
Net Assets, end of period
($ x 1,000)	1,110,179	1,176,710	1,125,878	1,257,597	522,661

a The fund commenced offering four classes of shares on May 13, 2008.The existing Investor shares were redesignated as Class A shares.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2011, 2010,
2009, 2008 and 2007 were 156.79%, 90.98%, 108.07%, 125.60% and 357.70%, respectively.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class B Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.15	12.01	12.01	12.35
Investment Operations:
Investment income—net[b]	.32	.48	.46	.06
Net realized and unrealized
gain (loss) on investments	.34	1.13	.00[c]	(.29)
Total from Investment Operations	.66	1.61	.46	(.23)
Distributions:
Dividends from investment income—net	(.37)	(.47)	(.46)	(.11)
Net asset value, end of period	13.44	13.15	12.01	12.01
Total Return (%)[d]	5.14	13.72	3.95	(1.77)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.43	1.59	1.70[f]
Ratio of net expenses to average net assets	1.52	1.43	1.59	1.70[f]
Ratio of net investment income
to average net assets	2.53	3.86	4.14	2.43[f]
Portfolio Turnover Rate[g]	371.17	237.07	343.03	385.86
Net Assets, end of period ($ x 1,000)	3,877	10,996	18,918	41,588

a From May 13, 2008 (commencement of initial offering) to July 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2011, 2010,
2009 and 2008 were 156.79%, 90.98%, 108.07% and 125.60%, respectively.

See notes to financial statements.

		Year Ended July 31,
Class C Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.15	12.00	12.02	12.35
Investment Operations:
Investment income—net[b]	.32	.43	.46	.06
Net realized and unrealized
gain (loss) on investments	.33	1.15	(.02)	(.28)
Total from Investment Operations	.65	1.58	.44	(.22)
Distributions:
Dividends from investment income—net	(.36)	(.43)	(.46)	(.11)
Net asset value, end of period	13.44	13.15	12.00	12.02
Total Return (%)[c]	5.01	13.40	4.01	(1.81)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.66	1.69	1.49[e]
Ratio of net expenses to average net assets	1.59	1.66	1.69	1.49[e]
Ratio of net investment income
to average net assets	2.44	3.41	4.07	2.64[e]
Portfolio Turnover Rate[f]	371.17	237.07	343.03	385.86
Net Assets, end of period ($ x 1,000)	41,001	47,907	50,196	54,928

a From May 13, 2008 (commencement of initial offering) to July 31, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2011, 2010,
2009 and 2008 were 156.79%, 90.98%, 108.07% and 125.60%, respectively.

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	13.14	12.00	12.01	12.40	12.34
Investment Operations:
Investment income—net[b]	.46	.56	.58	.60	.64
Net realized and unrealized
gain (loss) on investments	.34	1.15	.00[c]	(.34)	.09
Total from Investment Operations	.80	1.71	.58	.26	.73
Distributions:
Dividends from investment income—net	(.50)	(.57)	(.59)	(.64)	(.67)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.50)	(.57)	(.59)	(.65)	(.67)
Net asset value, end of period	13.44	13.14	12.00	12.01	12.40
Total Return (%)	6.09	14.52	5.27	2.05	6.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55	.62	.60	.52	.53
Ratio of net expenses
to average net assets	.55	.59	.54	.52	.53
Ratio of net investment income
to average net assets	3.46	4.46	5.18	4.83	5.10
Portfolio Turnover Rate[d]	371.17	237.07	343.03	385.86	492.35
Net Assets, end of period ($ x 1,000)	26,085	29,781	27,624	38,600	35,482

a The fund commenced offering four classes of shares on May 13, 2008.The existing Institutional shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2011, 2010,
2009, 2008 and 2007 were 156.79%, 90.98%, 108.07%, 125.60% and 357.70%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus IntermediateTerm Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.2 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (500 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (500 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options transactions, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and the asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	66,521,515	—	66,521,515
Commercial
Mortgage-Backed	—	35,065,140	—	35,065,140
Corporate Bonds†	—	310,218,155	—	310,218,155
Foreign Government	—	25,653,665	—	25,653,665
Municipal Bonds	—	14,725,194	—	14,725,194
Mutual Funds	15,333,700	—	—	15,333,700
Residential
Mortgage-Backed	—	10,643,353	—	10,643,353
U.S. Government
Agencies/
Mortgage-Backed	—	392,977,023	—	392,977,023

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
U.S. Treasury	—	609,779,972	—	609,779,972
Other Financial
Instruments:
Options Purchased	—	0	—	0
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(66,722)	—	(66,722)
Swaps††	—	(86,026)	—	(86,026)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”).The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at July 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2011, The Bank of New York Mellon earned $11,753 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended July 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	7/31/2010 ($)	Purchases ($)	Sales ($)	7/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,235,000	1,120,349,000	1,111,712,000	9,872,000.8
Dreyfus
Institutional
Cash
Advantage
Fund†	14,924,807	73,157,040	82,620,147	5,461,700.5
Total	16,159,807	1,193,506,040	1,194,332,147	15,333,700	1.3

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2011, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,491,248, accumulated capital losses $51,882,012 and unrealized appreciation $35,743,472.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2011. If not applied, $26,906 of the carryover expires in fiscal 2013, $2,935,095 expires in fiscal 2014, $11,616,326 expires in fiscal 2015, $635,541 expires in fiscal 2016, $33,295,069 expires in fiscal 2017 and $3,373,075 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2011 and July 31, 2010 were as follows: ordinary income $40,369,422 and $52,269,143, respectively.

During the period ended July 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, consent fees and swap periodic payments, the fund increased accumulated undistributed investment income-net by $3,473,073 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New accounting pronouncement: In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”)” which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2011, the Distributor retained $337 from commissions earned on sales of the fund’s Class A shares and $18,521 and $2,521 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2011, Class B and Class C shares were charged $29,928 and $325,000, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2011, Class A, Class B and Class C shares were charged $2,783,914, $14,964 and $108,333, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2011, the fund was charged $449,578 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2011, the fund was charged $49,666 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,442.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2011, the fund was charged $99,196 pursuant to the custody agreement.

During the period ended July 31, 2011, the fund was charged $7,880 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $449,724, Rule 12b-1 distribution plan fees $27,549, shareholder services plan fees $244,218, custodian fees $33,264, chief compliance officer fees $2,756 and transfer agency per account fees $74,740.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options transactions, financial futures, forward contracts and swap transactions, during the period ended July 31, 2011, amounted to $4,800,300,690 and $4,907,348,549, respectively, of which $2,772,583,571 in purchases and $2,779,089,065 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	0	Foreign exchange risk[2]	(66,722)
Credit risk	—	Credit risk[3]	(86,026)
Gross fair value of
derivatives contracts	0		(152,748)

Statement of Assets and Liabilities location:
1	Options purchased are included in Statement of Investments in Securities of Unaffiliated issuers at market value.
2	Unrealized depreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on swap contracts.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Options[4]	Futures[5]	Contracts[6]	Swaps[7]	Total
Interest rate	(139,352)	1,327,298	—	—	1,187,946
Foreign
exchange	254,778	—	(244,455)	—	10,323
Credit	—	—	—	450,852	450,852
Total	115,426	1,327,298	(244,455)	450,852	1,649,121

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Options[8]	Futures[9]	Contracts[10]	Swaps[11]	Total
Interest rate	(585,843)	(435,742)	—	—	(1,021,585)
Foreign
exchange	(632,680)	—	(353,609)	—	(986,289)
Credit	—	—	—	1,444,705	1,444,705
Total	(1,218,523)	(435,742)	(353,609)	1,444,705	(563,169)

Statement of Operations location:
4	Net realized gain (loss) on options transactions.
5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net realized gain (loss) on swap transactions.
8	Net unrealized appreciation (depreciation) on options transactions.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[11] Net unrealized appreciation (depreciation) on swap transactions.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default.At July 31, 2011, there were no financial futures contracts outstanding.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to interest rate and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended July 31, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
July 31, 2010	39,580,000	593,700
Contracts written	55,162,000	3,791,212
Contracts terminated:
Contracts closed	28,952,000	2,727,854	4,349,354	(1,621,500)
Contracts expired	65,790,000	1,657,058	—	1,657,058
Total contracts
terminated	94,742,000	4,384,912	4,349,354	35,558
Contracts outstanding
July 31, 2011	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at July 31, 2011:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Chilean Peso,
Expiring 8/26/2011	3,356,440,000	7,241,042	7,307,764	(66,722)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructur-ing.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at July 31, 2011:

		(Pay)			Upfront
		Receive	Implied		Premiums
Reference	Notional	Fixed	Credit	Market	Received	Unrealized
Obligation	Amount ($)[2]	Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($) (Depreciation) ($)

Sale Contracts:[1]
Northern Tobacco,
5%, 6/1/2046
12/20/2011†	11,710,000[a]	1.35	2.75	(43,013)	—	(43,013)
Southern California
Tobacco,
5%, 6/1/2037
12/20/2011†	11,710,000[a]	1.35	2.75	(43,013)	—	(43,013)
						(86,026)

† Expiration Date
Counterparties:
a	Citibank
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2011:

Average Market Value ($)
Interest rate futures contracts	38,582,321
Interest rate options contracts	375,478
Foreign currency options contracts	203,172
Forward contracts	38,922,437

The following summarizes the average notional value of swap contracts outstanding during the period ended July 31, 2011:

Average Notional Value ($)
Credit default swap contracts	23,420,000

At July 31, 2011, the cost of investments for federal income tax purposes was $1,443,671,249; accordingly, accumulated net unrealized appreciation on investments was $37,246,468, consisting of $43,412,295 gross unrealized appreciation and $6,165,827 gross unrealized depreciation.

The Fund	49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus IntermediateTerm Income Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 26, 2011

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 97.64% of ordinary income dividends paid during the fiscal year ended July 31, 2011 as qualifying “interest related dividends”.

The Fund	51

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of January 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians.The Board also noted that the fund’s yield was variously above and below the Performance Group median and above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above

The Fund	53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the Expense Group and Expense Universe medians, and that the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 168
———————
Clifford L. Alexander, Jr. (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 83
———————
Whitney I. Gerard (76)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

The Fund	57

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (1992)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 168 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	59

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	61

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
Short Term Income Fund

ANNUAL REPORT July 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
20	Statement of Financial Futures
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
28	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Information About the Renewal of the Fund’s Management Agreement
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2010, through July 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although the reporting period began on an optimistic note with a renewed commitment by the Federal Reserve Board (the “Fed”) to avoid a return to recession, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, a persistent sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In fact, just days after the reporting period’s end, U.S. lawmakers enacted legislation to raise the nation’s debt ceiling and a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. Fixed-income securities proved volatile in this tumultuous environment, as the stalled economy caused higher yielding market sectors to give back many of the reporting period’s previous gains while U.S. government securities rallied.

The economic outlook currently is clouded by heightened market volatility and political in-fighting; however, we currently believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. Consequently, the Fed is likely to maintain aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

August 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2010, through July 31, 2011, as provided by David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2011, Dreyfus Short Term Income Fund’s Class B shares produced a total return of 2.00%, Class D shares produced a total return of 2.67% and Class P shares produced a total return of 2.65%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”), achieved a total return of 2.92% for the same period.2

Bonds produced mixed results amid heightened volatility over the reporting period as investors responded first to signs of economic strength and later to evidence of renewed economic weakness. The fund produced lower returns than its benchmark, primarily due to shortfalls in its interest-rate strategies.

The Fund’s Investment Approach

The fund seeks to maximize total returns consisting of capital appreciation and current income.To pursue its goal, the fund invests at least 80% of its assets in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs) and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds). Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

Shifting Economic Sentiment Sparked Market Volatility

Investors’ outlooks began to improve early in the reporting period as concerns regarding a sovereign debt crisis in Europe eased and the financial markets responded positively to an announcement by the Federal Reserve Board (the “Fed”) that it would soon begin a massive

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

quantitative easing program to stimulate greater economic growth. A more optimistic outlook subsequently was reinforced by improvements in employment, consumer spending and corporate earnings. These developments supported corporate bonds into the first quarter of 2011, but they sent prices of U.S. government securities lower as investors anticipated higher interest rates.

Investors began to question the sustainability of the economic recovery in February 2011, when political unrest in the Middle East led to sharply rising energy prices, and again in March, when devastating natural and nuclear disasters in Japan threatened to disrupt the industrial supply chain for global manufacturers. Nonetheless, investors proved resilient, and the more economically sensitive sectors of the bond market bounced back from these unexpected shocks.

In late April, economic sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Some of these worries came to a head just days after the reporting period’s end, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities. Consequently, the reporting period ended in the midst of declines in higher yielding bonds, while Treasury securities rallied during a “flight to quality.”

Interest-Rate Strategies Dampened Fund Performance

Although the fund scored a number of successes with its sector allocation and security selection strategies, its interest rate strategies undermined results compared to the benchmark.A relatively long average duration at the end of 2010 magnified weakness in U.S. government securities at the time, and a more defensive interest-rate posture prevented the fund from participating fully in the rally among U.S. government securities later in the reporting period.

These shortfalls were balanced to a substantial degree by overweighted exposure to higher yielding market sectors, including investment-grade corporate bonds, high yield corporate bonds, commercial mortgage-backed securities and residential mortgage-backed securities. Investment-grade bonds issued by financial services companies fared

4

particularly well in the constructive climate early in the year, as did an emphasis on credits with BBB ratings.The fund’s holdings of high yield bonds also fared well at the time.Although our focus on higher yielding market sectors detracted from relative performance amid bouts of heightened volatility from late April through July 2011, it was not enough to erase positive results from earlier in the year.

A More Defensive Investment Posture

We have adopted a more defensive investment posture in light of the developments now roiling the financial markets. If, as we currently expect, the U.S. economic recovery remains intact when the dust settles, we may return to an emphasis on higher yielding sectors of the bond market that have tended to do well during economic expansions. But until we see stronger evidence that the uncertainty confronting the U.S. and global economies is waning, we intend to keep the fund’s sector allocation, credit quality and interest-rate exposures roughly in line with its benchmark.

August 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of
Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5Year Corporate/Government Index is a market value-weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment-grade U.S. domestic debt. Maturities of the securities range from one to five years. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund Class B shares, Class D shares and Class P shares and the BofA Merrill Lynch 1-5 Year Corporate/Government Index

†	Source: Lipper Inc.
††	The total return figures presented for Class B and Class P shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to November 1, 2002 (the inception date for Class B and Class P shares respectively), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class B, Class D and Class P shares of Dreyfus
Short Term Income Fund on 7/31/01 to a $10,000 investment made in the BofA Merrill Lynch 1-5Year
Corporate/Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less. Performance for Class
B shares assumes the conversion of Class B shares to Class D shares at the end of the sixth year following the date of
purchase.The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/11
	Inception
	Date	1 Year	5 Years	10 Years
Class B shares
with applicable redemption charge †	11/1/02	–2.00%	2.86%	2.67%††
without redemption	11/1/02	2.00%	3.21%	2.67%††
Class D shares	8/18/92	2.67%	3.96%	2.96%
Class P shares	11/1/02	2.65%	3.95%	2.98%††
BofA Merrill Lynch 1-5 Year
Corporate/Government Index		2.92%	5.23%	4.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class D shares.
††	The total return performance figures presented for Class B and Class P shares of the fund reflect the performance of the fund’s Class D shares for the period prior to November 1, 2002 (the inception date for Class B and Class P shares respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2011 to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2011

	Class B	Class D	Class P
Expenses paid per $1,000†	$ 8.77	$ 4.59	$ 4.79
Ending value (after expenses)	$1,008.80	$1,013.00	$1,012.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2011

	Class B	Class D	Class P
Expenses paid per $1,000†	$ 8.80	$ 4.61	$ 4.81
Ending value (after expenses)	$1,016.07	$1,020.23	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.76% for Class B, .92% for Class D, and .96%
for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)		Value ($)
Agriculture—.2%
Altria Group,
Gtd. Notes	8.50	11/10/13	555,000		641,909
Asset—Backed Certificates—.7%
CNH Equipment Trust,
Ser. 2011-A, Cl. A4	2.04	10/17/16	1,850,000		1,884,256
Asset-Backed Ctfs./
Auto Receivables—5.1%
Ally Auto Receivables Trust,
Ser. 2010-2, Cl. A3	1.38	7/15/14	1,500,000		1,508,732
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	775,000	[a]	811,067
Ally Master Owner Trust,
Ser. 2010-4, Cl. A	1.26	8/15/17	780,000	[b]	791,473
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	945,000		947,088
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C	3.34	4/8/16	390,000		399,884
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. B	3.72	11/17/14	1,230,000		1,263,065
Americredit Automobile Receivables
Trust, Ser. 2011-3, Cl. D	4.04	7/10/17	1,000,000		1,008,135
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. E	6.96	3/8/16	389,146	[a]	394,693
Carmax Auto Owner Trust,
Ser. 2010-3, Cl. C	2.59	8/15/16	450,000		459,860
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	185,000		194,828
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	490,000		517,354
Chrysler Financial Auto
Securitization Trust,
Ser. 2009-B, Cl. B	2.94	6/8/13	313,332		313,365
Ford Credit Floorplan Master Owner
Trust, Ser. 2011-1, Cl. A2	0.79	2/15/16	855,000	[b]	852,208
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	585,000	[a]	598,910
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	242,251	[a]	240,530

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2011-S1A, Cl. C	1.89	5/15/17	1,444,621	[a]	1,436,269
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	300,000		301,167
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C	3.06	11/15/17	545,000		549,516
Smart Trust,
Ser. 2011-1USA, Cl. A3B	1.04	10/14/14	880,000	[a,b]	881,766
					13,469,910
Asset-Backed Ctfs./Credit Cards—1.0%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	2.94	8/15/18	2,400,000	[a,b]	2,527,764
Asset-Backed Ctfs./
Home Equity Loans—1.4%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.64	1/25/34	751,556	[b]	762,634
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	1,421,661	[b]	1,359,979
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.51	10/25/35	299,898	[b]	265,075
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	191,313	[b]	192,409
Credit-Based Asset Servicing and
Securitization, Ser. 2002-CB3,
Cl. M2	2.06	6/25/32	1,019,603	[b]	1,019,746
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.64	7/25/35	16,935	[b]	16,877
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.24	10/25/36	70,365	[b]	69,078
					3,685,798
Banks—5.1%
Bank of America,
Sr. Unscd. Notes	4.50	4/1/15	460,000		481,249
Bank of America,
Sr. Unscd. Notes	7.38	5/15/14	1,880,000		2,103,019
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	750,000		853,354
Citigroup,
Sr. Unscd. Notes	4.75	5/19/15	1,500,000		1,610,531

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,330,000		1,410,796
Credit Suisse/New York,
Sr. Unscd. Notes	3.50	3/23/15	925,000		963,747
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	1/15/14	1,085,000		1,188,261
Lloyds TSB Bank,
Bank Gtd. Notes	6.38	1/21/21	550,000		581,060
Morgan Stanley,
Sr. Unscd. Notes	4.10	1/26/15	920,000		946,818
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	300,000		330,086
Societe Generale,
Sr. Unscd. Notes	1.30	4/11/14	325,000	[a,b]	318,486
Wells Fargo Capital XIII,
Gtd. Cap. Secs	7.70	12/29/49	2,530,000	[b]	2,621,713
					13,409,120
Building Materials—.3%
Holcim US Finance Sarl & Cie,
Gtd. Notes	6.00	12/30/19	590,000	[a]	647,981
Chemicals—.1%
Sherwin-Williams,
Sr. Unscd. Notes	3.13	12/15/14	295,000		312,425
Commercial Mortgage
Pass-Through Ctfs.—2.4%
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	85,000		90,977
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A4	5.37	9/10/47	895,000	[b]	984,693
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	368,376	[b]	392,386
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW17,
Cl. AAB	5.70	6/11/50	1,150,000		1,232,484
GS Mortgage Securities Corporation II,
Ser. 2007-EOP, Cl. B	1.84	3/6/20	1,630,000	[a,b]	1,612,621
GS Mortgage Securities Corporation II,
Ser. 2007-EOP, Cl. F	2.84	3/6/20	730,000	[a,b]	721,880

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
GS Mortgage Securities Corporation II,
Ser. 2007-EOP, Cl. K	5.33	3/6/20	350,000	[a,b]	349,112
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. ASB	5.51	12/12/44	307,271	[b]	323,400
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A4	5.20	11/14/42	475,000	[b]	518,323
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	174,013		173,954
					6,399,830
Computers—.2%
Hewlett-Packard,
Sr. Unscd. Notes	2.20	12/1/15	405,000		413,189
Diversified Financial Services—5.7%
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	730,000		801,852
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	155,000		172,759
American Express,
Sr. Unscd. Notes	7.25	5/20/14	840,000		968,670
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	212,000	[b]	224,190
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	765,000		963,615
Caterpillar Financial Services,
Sr. Unscd. Notes	5.13	10/12/11	765,000		772,258
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	725,000		818,208
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	475,000		624,893
Erac USA Finance,
Gtd. Notes	5.90	11/15/15	1,100,000	[a]	1,253,487
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	580,000		665,741
FUEL Trust,
Scd. Notes	4.21	4/15/16	695,000	[a]	707,247
General Electric Capital,
Sr. Unscd. Notes	0.88	4/7/14	980,000	[b]	974,903

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
General Electric Capital,
Gtd. Notes	3.00	12/9/11	2,250,000		2,272,833
General Electric Capital,
Sr. Unscd. Notes	4.80	5/1/13	240,000		255,345
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	900,000		957,789
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	1,080,000	[a]	1,189,864
Hutchison
Whampoa International,
Gtd. Notes	4.63	9/11/15	570,000	[a]	615,207
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	400,000	[a]	418,465
Invesco,
Gtd. Notes	5.38	2/27/13	380,000		403,176
					15,060,502
Electric Utilities—2.1%
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	315,000		329,587
Columbus Southern Power,
Sr. Unscd. Notes	6.05	5/1/18	150,000		174,574
Duke Energy Ohio,
First Mortgage Bonds	2.10	6/15/13	925,000		946,899
Enel Finance International,
Gtd. Notes	5.70	1/15/13	620,000	[a,c]	642,414
Exelon Generation,
Sr. Unscd. Notes	4.00	10/1/20	645,000		636,306
Nevada Power,
Mortgage Notes	6.50	4/15/12	1,000,000		1,040,207
NextEra Energy Capital Holdings,
Gtd. Debs	5.63	9/1/11	1,100,000		1,104,212
NiSource Finance,
Gtd. Notes	6.15	3/1/13	545,000		585,437
					5,459,636
Environmental Control—.3%
Waste Management,
Gtd. Notes	6.38	3/11/15	725,000		838,542

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages—.6%
Diageo Capital,
Gtd. Bonds	4.83	7/15/20	975,000		1,056,736
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	530,000		627,831
					1,684,567
Foreign/Governmental—.3%
Province of Ontario Canada,
Sr. Unscd. Bonds	4.38	2/15/13	760,000		805,443
Health Care—.3%
Medco Health Solutions,
Sr. Unscd. Notes	7.25	8/15/13	725,000		806,133
Media—1.9%
Comcast,
Gtd. Notes	5.15	3/1/20	605,000	[c]	675,646
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	650,000	[a]	763,812
NBC Universal,
Sr. Unscd. Notes	3.65	4/30/15	700,000	[a]	746,052
News America,
Gtd. Notes	5.30	12/15/14	735,000		812,181
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	310,000		319,308
Reed Elsevier Capital,
Gtd. Notes	7.75	1/15/14	900,000		1,031,866
Time Warner Cable,
Gtd. Notes	6.20	7/1/13	580,000		635,677
					4,984,542
Mining—.2%
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	316,000		379,568
Multimedia—.2%
News America,
Gtd. Notes	4.50	2/15/21	505,000	[a]	505,847
Municipal Bonds—.3%
Illinois,
GO	4.42	1/1/15	640,000		666,522
Office and Business Equipment—.3%
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	730,000		859,089

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas—1.6%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	1,015,000		1,198,070
EQT,
Sr. Unscd. Notes	8.13	6/1/19	215,000		268,696
Hess,
Sr. Unscd. Notes	8.13	2/15/19	505,000		656,226
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	724,000		846,381
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	435,000		516,635
Valero Energy,
Gtd. Notes	6.13	2/1/20	660,000	[c]	754,646
					4,240,654
Paper & Paper Related—.4%
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	860,000	[a]	979,280
Pipelines—1.1%
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	405,000		452,515
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	80,000		93,047
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.30	9/15/20	615,000		670,736
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.63	2/15/15	910,000		1,028,200
Plains All American Pipeline,
Gtd. Notes	4.25	9/1/12	650,000		672,177
					2,916,675
Property & Casualty Insurance—3.2%
American International Group,
Sr. Unscd. Notes	3.65	1/15/14	190,000		195,706
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	75,000		82,430
AON,
Sr. Unscd. Notes	3.50	9/30/15	695,000		726,669
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	500,000		649,876
MetLife Institutional Funding II,
Scd. Notes	1.15	4/4/14	1,200,000	[a,b]	1,203,552

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Metropolitan Life Global Funding I,
Sr. Scd. Notes	5.13	4/10/13	1,000,000 [a]	1,063,341
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	1,125,000	1,461,050
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	365,000	397,522
Prudential Financial,
Sr. Unscd. Notes	5.10	12/14/11	485,000	492,084
Willis North America,
Gtd. Notes	6.20	3/28/17	615,000	683,039
Willis North America,
Gtd. Notes	7.00	9/29/19	1,360,000	1,542,418
				8,497,687
Real Estate—3.1%
Boston Properties,
Sr. Unscd. Notes	5.63	4/15/15	620,000	697,876
Developers Diversified Realty,
Sr. Unscd. Notes	4.75	4/15/18	650,000	660,067
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	570,000	595,321
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	110,000	125,920
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	495,000	613,387
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	230,000	260,976
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	345,000	384,592
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	305,000	317,846
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	630,000	672,887
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	300,000	305,419
Regency Centers,
Gtd. Notes	5.88	6/15/17	370,000	418,044
Simon Property Group,
Sr. Unscd. Notes	4.20	2/1/15	930,000	1,001,235

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate (continued)
Simon Property Group,
Sr. Unscd. Notes	5.65	2/1/20	337,000		377,279
Simon Property Group,
Sr. Unscd. Notes	5.88	3/1/17	443,000		510,830
WEA Finance,
Gtd. Notes	7.13	4/15/18	660,000	[a]	781,055
WEA Finance,
Gtd. Notes	7.50	6/2/14	320,000	[a]	368,904
					8,091,638
Residential Mortgage
Pass-Through Ctfs.—.7%
CS First Boston Mortgage
Securities, Ser. 2004-7,
Cl. 6A1	5.25	10/25/19	443,524		448,640
Fosse Master Issuer,
Ser. 2011-1A, Cl. A2	1.65	10/18/54	1,275,000	[a,b]	1,277,669
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.11	12/25/34	294,839	[b]	231,558
					1,957,867
Retail—.5%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	805,000		906,432
Staples,
Gtd. Notes	9.75	1/15/14	405,000		482,094
					1,388,526
Steel—.4%
Arcelormittal,
Sr. Unscd. Notes	3.75	8/5/15	1,045,000		1,085,466
Telecommunications—1.1%
AT&T,
Sr. Unscd. Notes	2.50	8/15/15	650,000		669,852
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	5.55	2/1/14	620,000		685,032
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	1,230,000		1,251,616
Verizon Communications,
Sr. Unscd. Notes	6.35	4/1/19	280,000		337,632
					2,944,132

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies—11.5%
Federal Home Loan Mortgage Corp.,
Notes	3.50	5/29/13	4,185,000 [d]	4,420,076
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	11,625,000 [c,d]	12,773,969
Federal National Mortgage
Association, Notes	1.50	6/26/13	12,780,000 [c,d]	13,039,523
				30,233,568
U.S. Government Agencies/
Mortgage-Backed—3.4%
Federal Home Loan Mortgage Corp:
5.00%, 7/1/40—9/1/40			1,105,290 [d]	1,185,249
5.50%, 4/1/40—9/1/40			5,242,613 [d]	5,697,492
6.50%, 6/1/32			1,495 [d]	1,707
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12			8,043 [d,e]	240
Federal National Mortgage Association:
5.00%, 7/1/40—9/1/40			660,283 [d]	709,192
5.50%, 7/1/40—8/1/40			1,005,809 [d]	1,091,702
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			267,788 [d]	277,838
Government National Mortgage Association II:
7.00%, 12/20/30—4/20/31			13,946	16,310
7.50%, 11/20/29—12/20/30			15,365	18,018
				8,997,748
U.S. Government Securities—42.5%
U.S. Treasury Notes:
1.00%, 9/30/11			25,335,000	25,372,622
1.38%, 9/15/12			23,095,000 [c]	23,376,482
1.75%, 8/15/12			14,455,000	14,675,222
1.75%, 4/15/13			5,915,000	6,057,764
2.13%, 5/31/15			28,805,000	30,180,035
2.38%, 7/31/17			4,575,000	4,741,557
2.63%, 8/15/20			1,880,000	1,874,418
3.63%, 5/15/13			5,515,000	5,838,576
				112,116,676
Total Bonds and Notes
(cost $253,253,112)				258,892,490

18

	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.08%, 11/17/11
(cost $499,873)	500,000 [f]	499,862

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $3,038,000)	3,038,000 [g]	3,038,000

Investment of Cash Collateral
for Securities Loaned—.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,017,350)	2,017,350 [g]	2,017,350
Total Investments (cost $258,808,335)	100.3%	264,447,702
Liabilities, Less Cash and Receivables	(.3%)	(799,118)
Net Assets	100.0%	263,648,584

GO—General Obligation
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2011, these securities were valued at $23,057,275 or 8.7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At July 31, 2011, the value of the fund’s securities on loan was $38,110,774 and the value of the collateral held by the fund was $39,125,834, consisting of cash collateral of $2,017,350 and
U.S. Government and agency securities valued at $37,108,484.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Notional face amount shown.
f Held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)

U.S. Government & Agencies	57.4	Foreign/Governmental	.3
Corporate Bonds	28.9	Municipal Bonds	.3
Asset/Mortgage-Backed	11.3
Short-Term/Money Market Investments	2.1		100.3

† Based on net assets.
See notes to financial statements.

The Fund	19

STATEMENT OF FINANCIAL FUTURES
July 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2011 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	136	29,909,376	September 2011	140,251
U.S. Treasury 5 Year Notes	135	16,395,117	September 2011	250,257
Financial Futures Short
U.S. Treasury 10 Year Notes	238	(29,913,625)	September 2011	(627,258)
Gross Unrealized Appreciation				390,508
Gross Unrealized Depreciation				(627,258)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,110,774)—Note 1(b):
Unaffiliated issuers		253,752,985	259,392,352
Affiliated issuers		5,055,350	5,055,350
Cash			7,762
Dividends and interest receivable			1,882,397
Receivable for investment securities sold			615,939
Receivable for shares of Common Stock subscribed			41,678
Prepaid expenses			16,984
			267,012,462
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			190,799
Liability for securities on loan—Note 1(b)			2,017,350
Payable for shares of Common Stock redeemed			735,324
Payable for investment securities purchased			193,298
Payable for futures variation margin—Note 4			148,445
Accrued expenses			78,662
			3,363,878
Net Assets ($)			263,648,584
Composition of Net Assets ($):
Paid-in capital			328,312,969
Accumulated undistributed investment income—net			88,903
Accumulated net realized gain (loss) on investments			(70,155,905)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($236,750) net unrealized
(depreciation) on financial futures]			5,402,617
Net Assets ($)			263,648,584

Net Asset Value Per Share
	Class B	Class D	Class P
Net Assets ($)	949,180	261,652,331	1,047,073
Shares Outstanding	88,388	24,328,054	97,242
Net Asset Value Per Share ($)	10.74	10.76	10.77

See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS
Year Ended July 31, 2011

Investment Income ($):
Income:
Interest	7,717,559
Dividends;
Affiliated issuers	11,385
Income from securities lending—Note 1(b)	5,749
Total Income	7,734,693
Expenses:
Management fee—Note 3(a)	1,287,343
Shareholder servicing costs—Note 3(c)	808,684
Professional fees	52,532
Registration fees	45,537
Prospectus and shareholders’ reports	31,577
Custodian fees—Note 3(c)	23,207
Distribution fees—Note 3(b)	7,754
Loan commitment fees—Note 2	7,636
Directors’ fees and expenses—Note 3(d)	4,125
Miscellaneous	51,886
Total Expenses	2,320,281
Less—reduction in fees due to earnings credits—Note 3(c)	(772)
Net Expenses	2,319,509
Investment Income—Net	5,415,184
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,156,130
Net realized gain (loss) on options transactions	103,309
Net realized gain (loss) on financial futures	(910,311)
Net Realized Gain (Loss)	3,349,128
Net unrealized appreciation (depreciation) on investments	(1,794,493)
Net unrealized appreciation (depreciation) on financial futures	(312,156)
Net Unrealized Appreciation (Depreciation)	(2,106,649)
Net Realized and Unrealized Gain (Loss) on Investments	1,242,479
Net Increase in Net Assets Resulting from Operations	6,657,663

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2011	2010
Operations ($):
Investment income—net	5,415,184	6,992,865
Net realized gain (loss) on investments	3,349,128	2,504,121
Net unrealized appreciation
(depreciation) on investments	(2,106,649)	8,327,899
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,657,663	17,824,885
Dividends to Shareholders from ($):
Investment income—net:
Class B Shares	(34,530)	(66,395)
Class D Shares	(7,194,431)	(8,342,045)
Class P Shares	(36,344)	(54,395)
Total Dividends	(7,265,305)	(8,462,835)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class B Shares	286,719	744,003
Class D Shares	79,385,280	91,449,612
Class P Shares	54,613	900,133
Dividends reinvested:
Class B Shares	33,426	60,498
Class D Shares	6,216,510	7,122,987
Class P Shares	26,578	46,748
Cost of shares redeemed:
Class B Shares	(1,377,440)	(1,364,850)
Class D Shares	(79,606,719)	(51,386,283)
Class P Shares	(508,940)	(880,235)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,510,027	46,692,613
Total Increase (Decrease) in Net Assets	3,902,385	56,054,663
Net Assets ($):
Beginning of Period	259,746,199	203,691,536
End of Period	263,648,584	259,746,199
Undistributed investment income—net	88,903	116,855

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2011	2010
Capital Share Transactions:
Class Ba
Shares sold	26,660	70,467
Shares issued for dividends reinvested	3,103	5,910
Shares redeemed	(128,079)	(129,318)
Net Increase (Decrease) in Shares Outstanding	(98,316)	(52,941)
Class Da
Shares sold	7,363,226	8,618,606
Shares issued for dividends reinvested	576,526	670,149
Shares redeemed	(7,387,550)	(4,837,651)
Net Increase (Decrease) in Shares Outstanding	552,202	4,451,104
Class P
Shares sold	5,048	84,519
Shares issued for dividends reinvested	2,461	4,397
Shares redeemed	(47,187)	(82,381)
Net Increase (Decrease) in Shares Outstanding	(39,678)	6,535

a During the period ended July 31, 2011, 22,558 Class B shares representing $243,276 were automatically converted to 22,534 Class D shares and during the period ended July 31, 2010, 68,007 Class B shares representing $717,295 were automatically converted to 67,921 Class D shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.76	10.34	10.32	10.81	10.82
Investment Operations:
Investment income—net[a]	.16	.24	.34	.38	.38
Net realized and unrealized
gain (loss) on investments	.06	.50	.05	(.46)	.03
Total from Investment Operations	.22	.74	.39	(.08)	.41
Distributions:
Dividends from investment income—net	(.24)	(.32)	(.37)	(.40)	(.42)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.24)	(.32)	(.37)	(.41)	(.42)
Net asset value, end of period	10.74	10.76	10.34	10.32	10.81
Total Return (%)[b]	2.00	7.22	3.96	(.78)	3.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.61	1.70	1.57	1.56
Ratio of net expenses
to average net assets	1.52	1.61	1.70	1.57	1.56
Ratio of net investment income
to average net assets	1.51	2.34	3.50	3.62	3.46
Portfolio Turnover Rate	118.74	90.03	99.46[c]	86.45[c]	146.57
Net Assets, end of period ($ x 1,000)	949	2,010	2,479	4,417	5,746

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009 and
2008 were 98.62% and 86.39%, respectively.

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class D Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.78	10.34	10.33	10.81	10.82
Investment Operations:
Investment income—net[a]	.23	.32	.42	.46	.45
Net realized and unrealized
gain (loss) on investments	.06	.51	.03	(.45)	.03
Total from Investment Operations	.29	.83	.45	.01	.48
Distributions:
Dividends from investment income—net	(.31)	(.39)	(.44)	(.48)	(.49)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.31)	(.39)	(.44)	(.49)	(.49)
Net asset value, end of period	10.76	10.78	10.34	10.33	10.81
Total Return (%)	2.67	8.12	4.66	.02	4.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.90	.95	.89	.90
Ratio of net expenses
to average net assets	.90	.90	.95	.89	.90
Ratio of net investment income
to average net assets	2.11	3.00	4.25	4.30	4.12
Portfolio Turnover Rate	118.74	90.03	99.46[b]	86.45[b]	146.57
Net Assets, end of period ($ x 1,000)	261,652	256,259	199,863	213,980	261,164

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009 and
2008 were 98.62% and 86.39%, respectively.

See notes to financial statements.

26

		Year Ended July 31,
Class P Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.79	10.36	10.34	10.82	10.83
Investment Operations:
Investment income—net[a]	.23	.32	.42	.47	.45
Net realized and unrealized
gain (loss) on investments	.05	.50	.04	(.46)	.03
Total from Investment Operations	.28	.82	.46	.01	.48
Distributions:
Dividends from investment income—net	(.30)	(.39)	(.44)	(.48)	(.49)
Dividends from net realized
gain on investments	—	—	—	(.01)	—
Total Distributions	(.30)	(.39)	(.44)	(.49)	(.49)
Net asset value, end of period	10.77	10.79	10.36	10.34	10.82
Total Return (%)	2.65	8.10	4.66	.02	4.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.93	.96	.89	.90
Ratio of net expenses
to average net assets	.93	.93	.96	.89	.90
Ratio of net investment income
to average net assets	2.09	2.97	4.24	4.32	4.12
Portfolio Turnover Rate	118.74	90.03	99.46[b]	86.45[b]	146.57
Net Assets, end of period ($ x 1,000)	1,047	1,478	1,350	1,678	3,308

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009 and
2008 were 98.62% and 86.39%, respectively.

See notes to financial statements.

The Fund	27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 700 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class B (100 million shares authorized), Class D (500 million shares authorized) and Class P (100 million shares authorized). Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class D shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

28

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

values from dealers, and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	21,567,728	—	21,567,728
Commercial
Mortgage-Backed	—	6,399,830	—	6,399,830
Corporate Bonds†	—	76,147,108	—	76,147,108
Foreign Government	—	805,443	—	805,443
Municipal Bonds	—	666,522	—	666,522
Mutual Funds	5,055,350	—	—	5,055,350
Residential
Mortgage-Backed	—	1,957,867	—	1,957,867
U.S. Government
Agencies/
Mortgage-Backed	—	39,231,316	—	39,231,316
U.S. Treasury	—	112,616,538	—	112,616,538

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Other Financial
Instruments:
Futures††	390,508	—	—	390,508
Liabilities ($)
Other Financial
Instruments:
Futures††	(627,258)	—	—	(627,258)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”).The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at July 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

32

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2011, The Bank of New York Mellon earned $2,464 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended July 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	7/31/2010 ($)	Purchases ($)	Sales ($)	7/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	6,953,000	118,604,000	122,519,000	3,038,000	1.1
Dreyfus
Institutional
Cash
Advantage
Fund†	2,275,025	13,948,665	14,206,340	2,017,350.8
Total	9,228,025	132,552,665	136,725,340	5,055,350	1.9

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2011, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

34

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $88,903, accumulated capital losses $67,983,607 and unrealized appreciation $4,142,734. In addition, the fund had $912,415 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2011. If not applied, $7,815,155 of the carryover expires in fiscal 2012, $29,412,542 expires in fiscal 2013, $8,634,655 expires in fiscal 2014, $7,342,005 expires in fiscal 2015, $4,178,299 expires in fiscal 2016, $5,740,844 expires in fiscal 2017 and $4,860,107 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2011 and July 31, 2010 were as follows: ordinary income $7,265,305 and $8,462,835, respectively.

During the period ended July 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities, foreign currency transactions, consent fees and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $1,822,169, increased accumulated net realized gain (loss) on investments by $18,240,785 and decreased paid-in capital by $20,062,954. Net assets and net asset value per share were not affected by this reclassification.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

(f) New accounting pronouncement: In April 2011, the FASB issued ASU No. 2011-03“Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”)” which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2011, the Distributor retained $976 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares pay the Distributor for distributing

36

its shares at an annual rate of .50% of the value of the average daily net assets of Class B shares. During the period ended July 31, 2011, Class B shares were charged $7,754, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class B, Class D and Class P shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class B and Class P shares and .20% of the value of the average daily net assets of Class D shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B, Class D and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2011, Class B, Class D and Class P shares were charged, $3,877, $509,307 and $3,230, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2011, the fund was charged $141,911 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2011, the fund was charged $15,887 pursuant to the

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $772.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2011, the fund was charged $23,207 pursuant to the custody agreement.

During the period ended July 31, 2011, the fund was charged $7,880 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $111,373, Rule 12b-1 distribution plan fees $403, shareholder services plan fees $44,634, custodian fees $8,056, chief compliance officer fees $2,756 and transfer agency per account fees $23,577.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended July 31, 2011, amounted to $305,956,353 and $298,190,714, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is sub-

38

ject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at July 31, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended July 31, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
July 31, 2010	—	—
Contracts written	494,000	299,095
Contracts terminated:
Contracts closed	470,000	281,163	197,706	83,457
Contracts expired	24,000	17,932	—	17,932
Total contracts terminated	494,000	299,095	197,706	101,389
Contracts Outstanding
July 31, 2011	—	—

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2011:

Average Market Value ($)
Interest rate futures contracts	72,730,651
Interest rate options contracts	27,909

At July 31, 2011, the cost of investments for federal income tax purposes was $260,003,005; accordingly, accumulated net unrealized appreciation on investments was $4,444,697, consisting of $6,189,869 gross unrealized appreciation and $1,745,172 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 26, 2011

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 99.78% of ordinary income dividends paid during the fiscal year ended July 31, 2011 as qualifying “interest related dividends”.

42

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of January 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods except the ten-year period.The Board also noted that the fund’s yield was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median, and the actual management fee and total expenses were above the Expense Group and Expense Universe medians.

44

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

46

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 168
———————
Clifford L. Alexander, Jr. (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 83
———————
Whitney I. Gerard (76)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

48

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (1992)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 168 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

50

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

52

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    99,257 in 2010 and $107,460 in 2011.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,146 in 2010 and $18,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            12,996 in 2010 and $10,902  in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2002 in 2010 and $510 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $28,443,195 in 2010 and $in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	Friday, September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	Friday, September 23, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	Friday, September 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)